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Supplement to the SchwabFunds(R) prospectuses
Schwab Money Market Funds Prospectuses dated 4/30/99
Schwab Analytics Fund(TM) Prospectus dated 2/29/00
Schwab Equity Index Funds Prospectus dated 2/29/00
Schwab MarketTrack(TM) Portfolios Prospectus dated 2/29/00
Schwab MarketManager(TM) Portfolios Prospectus dated 2/29/00
Institutional Select(TM) Funds Prospectus dated 2/29/00

A Special Meeting of Shareholders of all SchwabFunds will be held on June 1, 2000 for the following express purposes:

1. To elect trustees of each fund to hold office until their successors are duly elected and qualified;

2. To eliminate, reclassify or amend certain fundamental investment policies and restrictions; and

3. To amend fundamental investment objectives of certain funds.

The close of business on March 3, 2000 was designated as the record date for determining those shareholders entitled to notice of the meeting (and any adjournments thereof) and entitled to vote at the meeting. If you become a shareholder after March 3, 2000, you will not be entitled to vote at the special meeting. As set forth in the SchwabFunds' proxy materials, action taken at the special meeting will affect your fund.

Please retain this supplement for future reference.

TF7561
(3/03/00)